UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-10467

Causeway Capital Management Trust

(Exact name of registrant as specified in charter)

11111 Santa Monica Boulevard, 15th Floor

Los Angeles, CA 90025

(Address of principal executive offices) (Zip code)

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-866-947-7000

Date of fiscal year end: September 30, 2012

Date of reporting period: March 31, 2012

Item 1.	Reports to Stockholders.

T A B L E    O F    C O N T E N T S

L E T T E R    T O    S H A R E H O L D E R S

For the six months ended March 31, 2012, Causeway Global Absolute Return Fund’s Institutional Class returned 9.34% and Investor Class returned 9.29% compared to 0.01% for the BofA Merrill Lynch 3-Month U.S.Treasury Bill Index. During the same period, the MSCI World Index (“World Index”) returned 20.34%.

Performance Review

The Fund’s global long portfolio takes long positions in securities under swap agreements, and the Fund’s global short portfolio takes short positions in securities under swap agreements. The global long portfolio outperformed the World Index, contributing to overall performance, while the global short portfolio also benefited the Fund by underperforming the World Index.

Fuelled by additional doses of quantitative easing, equity markets recovered in the six months ended March 31, 2012 reversing losses from the prior six month period. In the post-2008 recovery, total global quantitative easing has reached almost $6 trillion. The European Central Bank recently expanded its balance sheet by more than $700 billion through a second round of its Long-Term Refinancing Operation. This massive monetary stimulus, along with near-zero US short-term interest rates and cuts to China’s bank reserve requirement ratio, fuelled positive sentiment for risk assets and some renewed enthusiasm for stocks in all markets. The best performing sectors in the World Index were the most economically cyclical, including industrial, information technology, and consumer discretionary, while the biggest laggards were the most economically-defensive sectors, including utilities, telecommunication services, and consumer staples. Nearly every equity market in the Index produced positive returns over the past six months. Measured in US dollars, the top five best performing developed global equity markets were Ireland, Denmark, Norway, the United States, and Germany (each delivered greater than 25% returns). The worst performing markets were Greece, Portugal and Spain (each in negative territory), followed by Japan and Italy.

The investment strategy for the Fund’s global long portfolio is value-driven with a fundamentally based, bottom-up approach to stock selection. Due primarily to superior stock selection across a broad array of industries, the global long portfolio significantly outperformed the World Index during the period. Fund holdings in the health care equipment & services, banks, and capital goods industry groups contributed the most towards outperformance relative to the World Index. The top detractors to relative performance were Fund holdings in the consumer services, pharmaceuticals & biotechnology, and technology hardware & equipment industry groups. From a regional perspective, the top contributors to relative outperformance included Fund holdings in the United Kingdom, Japan, and the Netherlands, while the Fund’s lack of exposure to Sweden as well as overexposure to Switzerland and Greece detracted from relative performance. Regarding individual stocks, two of the largest single contributors to return were health care services companies, Molina Healthcare (US) and UnitedHealth Group (US). Additional top contributors included paint company, Akzo Nobel (Netherlands), entertainment giant, Disney (US), and

2	Causeway Global Absolute Return Fund

bank, Wells Fargo (US). The largest individual detractor was lottery & sports betting services provider, OPAP (Greece) which was sold out of the Fund during the period. Additional top detractors included oil & gas integrated energy company, Total (France), Singapore Airlines, for-profit education company, DeVry (US), and pharmaceutical giant, Novartis (Switzerland).

We use a quantitative approach to select securities exposures for the global short portfolio of the Fund. Our quantitative process seeks to take short positions in stocks which we believe are overvalued and have deteriorating earnings growth dynamics, poor technical price movements, and insolvency risk and/or inferior quality of earnings. For the six-month period, two of these four categories of characteristics succeeded in identifying poor performers. The strongest predictive power came from our valuation metrics, meaning expensive stocks underperformed as expected. Insolvency/earnings quality metrics also demonstrated predictive power during the period, as poorer quality stocks also underperformed. Our earnings growth metrics and technical metrics, which have less emphasis in our stock selection model, both detracted from performance over the six month period. Stocks expected to underperform because of deteriorating earnings actually outperformed, and stocks with poor price momentum also outperformed.

Successful allocation decisions and stock selection drove the relative added-value for the global short portfolio over the period. We can add value by allocating short exposure to regions and sectors that underperform, as well as by selecting the poorest performing stocks within regions and sectors. From a geographical perspective, we allocated relatively smaller amounts of short capital to the United States, an outperforming country, and we successfully identified underperforming stocks across regions, particularly in Europe. However, we had difficulty identifying underperforming stocks in the United States. From an economic sector perspective, our allocation decisions contributed to relative outperformance. We allocated relatively small amounts of short capital to the information technology sector, the strongest performing sector for the period, and allocated more short capital to the consumer staples sector which underperformed the MSCI World Index. Short portfolio stock selection was particularly successful in the telecommunications, industrials, and consumer discretionary sectors. This outperformance was partially offset by short stock selection within the materials and information technology sectors.

Our overall best performing individual short exposures were: telecommunications firms, Portugal Telecom and China Unicom, renewable energy group, Enel Green Power (Italy), electric utility, Tohuku Electric Power (Japan), and automaker Peugeot SA (France). Each of these stocks fell over -15% during the period. Significant shorts that moved against us include US-listed companies: oil and gas company, EOG Resources, technology company, Apple Inc, financials firms, Citigroup Inc, and AIG, and data services provider, Equinix. Each of these stocks rose more than 40% during the period.

Causeway Global Absolute Return Fund	3

Significant Portfolio Changes

In the long portfolio, after considerable share price appreciation, we reduced or entirely eliminated exposure to several holdings during the period. The largest decrease in exposure was to tobacco and ginseng consumer products company, KT&G (Korea). Other significant decreases in exposure included digital security company, Gemalto (France), jet engine manufacturer, Rolls-Royce (UK), postage parcel & logistics provider, Deutsche Post (Germany), and independent exploration & production energy company, Anadarko Petroleum (US). Our quantitative screens, followed by rigorous fundamental research, uncovered a number of investment opportunities across regions and sectors in both cyclical and economically stable businesses. Over the last six months, the long portfolio’s largest exposure increases were to food & staples retailer, Tesco (UK), money transfer provider, Western Union (US), Anadarko Petroleum (US), and medical device company, CR Bard (US).

On the short-side of the portfolio, portfolio turnover was higher compared to the global long portfolio, which is consistent with the shorter time horizon of our quantitative investment process. Notable names in which we increased short exposure during the period include Loews Corp. (US), Reckitt Benckiser Group (UK), Texas Instruments (US), Ecolab Inc. (US), and BG Group PLC (UK). Notable names in which we reduced or covered short exposure included Royal Bank of Canada, Broadcom Corp. (US), Genting Singapore PLC (Singapore), EOG Resources Inc. (US), and Nestle SA (Switzerland).

We define net exposure in a region or sector as long exposure minus short exposure. From a geographical perspective, during the six month period we increased net long exposure to Switzerland and the Euro region and we reduced (covered) some of our short exposure to Japan and Sweden. Conversely, we decreased net exposure to the USA (by increasing our short exposure) and we reduced our net long exposure to South Korea. From an economic sector perspective, we increased net exposure to the energy sector, moving from net short to net long overall. We also increased our net long exposure to health care. We reduced (covered) some of our net short exposure in the telecommunications and the utilities sectors. We reduced net exposure in the information technology sector, moving from a net long to a net short posture. In consumer discretionary we reduced our net long exposure. In financials we added additional short exposure—it is now our largest net short sector exposure. We also trimmed some of our net long exposure to the industrials sector.

Investment Outlook

For the long portfolio, we continue to find undervalued stocks, especially in areas of less interest to short-term oriented investors. Stock selection has become paramount – once again – and we have identified high quality, market-leading companies burdened by some temporary impediment to earnings growth.These portfolio candidates are in the food retailing, oil & gas, and transportation industry groups, to name a few. Global growth risks appear as likely in Europe as they do in Asia, with North America in a grace period until Americans must endure the inevitable post-election tax increases and other fiscal austerity measures. Our proprietary multi-factor risk model continues to guide portfolio construction, ensuring diversification,

4	Causeway Global Absolute Return Fund

our single greatest defense against unnecessary volatility in returns. We remain underweight “risky” sectors of the market (namely financials) and “expensive” sectors of the market (namely consumer staples). We remain overweight undervalued quality cyclicals, specifically in the industrials and consumer discretionary sectors. But within these two sectors, we are exposed to companies whose fortunes are less cyclical than might appear at face value. Examples include Netherlands-listed media services provider, Reed Elsevier (owner of legal research software, LexisNexis), as well as plant construction engineer, JGC Corp (Japan). These well-managed companies generate high returns on capital, boast superior financial strength versus peers, and have leading market shares in their industries.

We believe we have identified an optimal long portfolio of exposures to stocks that exhibit the highest risk-adjusted potential returns and should prove satisfying in a prolonged period of public sector deleveraging and subdued bond yields. We continue to prefer companies paying stable and growing dividends and/or repurchasing shares to return excess cash to shareholders. As a result, these companies’ investors are paid to wait for share price appreciation.

On the short side, we continue to assess over 3,000 stocks for overvaluation, earnings downgrades, financial stress or accounting gimmickry, and/or unusual price movements. We believe the present environment is fertile for our quantitative approach and we continue to identify many opportunities to hedge the long side of the Fund with attractive downside (short) candidates.

During strong equity markets such as the semiannual fiscal period, the short side of the portfolio will inevitably provide a drag on performance relative to a long-only equity portfolio. Nevertheless, when the tide turns and equity markets fall, shorts exposures can provide the ballast to protect investors’ capital and even generate positive returns. To this end, we were pleased to deliver Fund performance above 9% during the semiannual period, even with slightly negative equity market sensitivity (daily beta to MSCI World of -0.07). On the quantitative short side of the portfolio, we look forward to equity market drawdowns as an opportunity to demonstrate further diversification benefits to our investors.

Portfolio Characteristics

On an aggregate long/short portfolio basis, we continue to maintain a near market-neutral posture; that is, the dollar amount of notional long exposures is approximately equal to the dollar amount of notional short exposures. At the sector level, our net biases continue to be towards industrials and consumer discretionary, where we have significant positive net exposure, and against financials and consumer staples where we have meaningful negative net exposure. From a region/currency perspective, we are net biased towards core Europe and Switzerland and biased against the United States, Canada, and Australia. Total gross exposure (leverage) is at 315% (3.15x) as of March 31, 2012, and net exposure is -3.7% overall (absolute value of long exposures minus short exposures). We believe this is consistent with our risk management goal of delivering volatility below equity market volatility, with low or no correlation to the World Index.

Causeway Global Absolute Return Fund	5

We thank you for your continued confidence in Causeway Global Absolute Return Fund and look forward to serving you in the future.

Harry W. Hartford	Sarah H. Ketterer	James A. Doyle	Jonathan P. Eng
Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager

Kevin Durkin	Conor Muldoon	Arjun Jayaraman	MacDuff Kuhnert
Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager

The above commentary expresses the portfolio managers’ views as of the date shown and should not be relied upon by the reader as research or investment advice regarding any stock. These views and the portfolio holdings are subject to change. There is no guarantee that any forecasts made will come to pass.

As of 3/31/12, the total return of the Institutional Class was 9.55% (one year) and 10.64% (since inception) and of the Investor Class was 9.40% (one year) and 10.41% (since inception). Inception for both classes was 1/24/11.

The performance data represents past performance and is not an indication of future results. Investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth less than their original cost and current performance may be higher or lower than the performance quoted. For performance data current to the most recent month-end, please call 1-866-947-7000 or visit www.causewayfunds.com. Investment performance reflects fee waivers in effect. In the absence of such fee waivers, total return would be reduced. Total returns assume reinvestment of dividends and capital gains distributions at net asset value when paid. Investor Class shares pay a shareholder service fee of up to 0.25% per annum of average daily net assets, and will normally have lower performance than Institutional Class shares. Institutional Class shares pay no shareholder service fee. A 2% redemption fee is charged on the value of shares redeemed less than 60 days after purchase. If your account incurred a redemption fee, your performance will be lower than the performance shown here. For more information, please see the prospectus.

The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond 3 months from, the rebalancing date. The Treasury Bills comprising the Index are guaranteed by the U.S. government as to the timely payment of interest and principal. While the Fund may invest a portion of its assets in Treasury Bills, it will primarily be exposed to notional positions in securities that will not be similarly guaranteed by the U.S. government.

6	Causeway Global Absolute Return Fund

S C H E D U L E    O F    I N V E S T M E N T S    ( 0 0 0 ) *

March 31, 2012 (Unaudited)

Causeway Global Absolute Return Fund	Number of Shares	Value
SHORT-TERM INVESTMENTS
Dreyfus Cash Management,
Institutional Class, 0.11% **,1	40,460,823	$40,461

Total Short-Term Investments (Cost $40,461) — 100.4%		40,461

Total Investments — 100.4% (Cost $40,461)		40,461

Liabilities in Excess of Other Assets — (0.4)%		(177)

Net Assets — 100.0%		$40,284

A summary of outstanding total return swap agreements held by the Fund at March 31, 2012, is as follows:

Counterparty	Reference Entity/ Obligation	Fixed payments paid	Total Return received or paid	Termination Date	Net Notional Amount[2]	Net Unrealized Appreciation (Depreciation)
Long Positions
Morgan Stanley	Europe Custom Basket of Securities	Long: EONIA-1 day + 0.55% Short: EONIA-1 day - 0.40% to EONIA-1 day - 0.50%	Total Return of the basket of securities	1/25/2013	$1,378	$—

Morgan Stanley	Hong Kong Custom Basket of Securities	Long: Fed Funds-1 day + 0.55% Short: Fed Funds-1 day - 0.50%	Total Return of the basket of securities	1/25/2013	36	—

Morgan Stanley	Singapore Custom Basket of Securities	Long: Fed Funds-1 day + 0.55% Short: Fed Funds-1 day - 0.50% to Fed Funds-1 day - 0.92%	Total Return of the basket of securities	1/25/2013	39	—

Morgan Stanley	South Korea Custom Basket of Securities	Long: Fed Funds-1 day + 0.65%	Total Return of the basket of securities	1/25/2013	1,845	7

Morgan Stanley	United Kingdom Custom Basket of Securities	Long: Fed Funds-1 day + 0.55% Short: Fed Funds-1 day - 0.35%	Total Return of the basket of securities	1/25/2013	872	(51)

The accompanying notes are an integral part of the financial statements.
Causeway Global Absolute Return Fund	7

S C H E D U L E    O F    I N V E S T M E N T S    ( 0 0 0 ) * (concluded)

March 31, 2012 (Unaudited)

Counterparty	Reference Entity/ Obligation	Fixed payments paid	Total Return received or paid	Termination Date	Net Notional Amount[2]	Net Unrealized Appreciation (Depreciation)
Morgan Stanley	Europe Custom Basket of Securities	Long: EONIA-1 day + 0.55% Short: EONIA-1 day - 0.40% to EONIA-1 day - 0.50%	Total Return of the basket of securities	1/25/2013	$3,521	$—

Morgan Stanley	United States Custom Basket of Long Securities	Long: Fed Funds-1 day + 0.50%	Total Return of the basket of securities	1/25/2013	24,650	43

Short Positions

Morgan Stanley	Australia Custom Basket of Securities	Short: Fed Funds-1 day - 0.50% to Fed Funds-1 day - 1.00%	Total Return of the basket of securities	1/25/2013	(2,149)	(7)

Morgan Stanley	Canada Custom Basket of Securities	Short: Fed Funds-1 day - 0.50% to Fed Funds-1 day - 0.44%	Total Return of the basket of securities	1/25/2013	(3,016)	(3)

Morgan Stanley	Japan Custom Basket of Securities	Long: Fed Funds-1 day + 0.55% Short: Fed Funds-1 day - 0.40% to Fed Funds-1 day - 2.25%	Total Return of the basket of securities	1/25/2013	(149)	39

Morgan Stanley	United States Custom Basket of Short Securities	Short: Fed Funds-1 day - 0.35% to Fed Funds-1 day - 1.08%	Total Return of the basket of securities	1/25/2013	(29,666)	(37)

						$(9)

*	Except for share data.
**	The rate reported is the 7-day effective yield as of March 31, 2012.
1	Of this investment $25,192, is collateral for outstanding total return swap agreements.
2	The net notional amount is the sum of long and short positions. The gross notional amount of long positions and short positions at March 31, 2012 is $32,341 and $(34,980), respectively. The gross notional amounts are representative of the volume of activity during the six months ended March 31, 2012.

The accompanying notes are an integral part of the financial statements.
8	Causeway Global Absolute Return Fund

S E C T O R    D I V E R S I F I C A T I O N

As of March 31, 2012, the sector diversification was as follows (Unaudited):

Causeway Global Absolute Return Fund	% of Net Assets
Short-Term Investment	100.4%

Liabilities in Excess of Other Assets	(0.4)

Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.
Causeway Global Absolute Return Fund	9

S T A T E M E N T    O F    A S S E T S    A N D    L I A B I L I T I E S    ( 0 0 0 ) *

(Unaudited)

CAUSEWAY GLOBAL ABSOLUTE RETURN FUND
3/31/12
ASSETS:
Investment at Value (Cost $40,461)	$40,461
Receivable Due from Swap Counterparty	1,670
Receivable for Fund Shares Sold	211
Unrealized Appreciation on Total Return Swaps	89
Prepaid Expenses	43
Receivable Due from Adviser	10
Dividends and Interest Receivable	2

Total Assets	42,486

LIABILITIES:
Payable Due from Swap Counterparty	1,549
Payable for Fund Shares Redeemed	458
Unrealized Depreciation on Total Return Swaps	98
Payable to Adviser	51
Shareholder Services Fees — Investor Class	6
Payable to Administrator	3
Trustees’ Fees	2
Other Accrued Expenses	35

Total Liabilities	2,202

Net Assets	$40,284

NET ASSETS:
Paid-in Capital (unlimited authorization — no par value)	$39,626
Distributions in Excess of Net Investment Income	(454)
Accumulated Net Realized Gain on Swap Contracts	1,121
Net Unrealized Depreciation on Swap Contracts	(9)

Net Assets	$40,284

Net Asset Value Per Share (based on net assets of $19,207,804 ÷ 1,768,827 shares) — Institutional Class	$10.86

Net Asset Value Per Share (based on net assets of $21,076,542 ÷ 1,944,941 shares) — Investor Class	$10.84

*	Except for Net Asset Value data.

The accompanying notes are an integral part of the financial statements.
10	Causeway Global Absolute Return Fund

S T A T E M E N T     O F     O P E R A T I O N S    ( 0 0 0 )

(Unaudited)

CAUSEWAY GLOBAL ABSOLUTE RETURN FUND
10/01/11 TO 3/31/12
INVESTMENT INCOME:
Interest	$9

Total Investment Income	9

EXPENSES:
Investment Advisory Fees	200
Transfer Agent Fees	27
Professional Fees	27
Administration Fees	20
Shareholder Services Fees — Investor Class	15
Printing Fees	10
Registration Fees	10
Trustees’ Fees	3
Custodian Fees	2
Other Fees	2

Total Expenses	316

LESS:
Waiver of Investment Advisory Fee	(54)

TotalWaiver	(54)

Net Expenses	262

Net Investment Loss	(253)

Net Realized and Unrealized Gain on Swap Contracts:
Net Realized Gain from Swap Contracts	1,741
Net Change in Unrealized Appreciation on Swap Contracts	8

Net Realized and Unrealized Gain on Swap Contracts	1,749

Net Increase in Net Assets Resulting from Operations	$1,496

The accompanying notes are an integral part of the financial statements.
Causeway Global Absolute Return Fund	11

S T A T E M E N T    O F    C H A N G E S    I N    N E T    A S S E T S    ( 0 0 0 )

	CAUSEWAY GLOBAL ABSOLUTE RETURN FUND
	10/01/11 to 3/31/12 (Unaudited)	1/24/11* to 9/30/11 (Audited)

OPERATIONS:
Net Investment Loss	$(253)	$(121)
Net Realized Gain from Swap Contracts	1,741	124
Net Change in Unrealized Appreciation (Depreciation) on Swap Contracts	8	(17)

Net Increase (Decrease) in Net Assets Resulting from Operations	1,496	(14)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from Net Investment Income:
Institutional Class	(76)	—
Investor Class	(125)	—

Total Dividends to Shareholders	(201)	—

Distributions from Capital Gains:
Institutional Class	(245)	—
Investor Class	(378)	—

Total Distributions from Net Capital Gains	(623)	—

Total Dividends and Distributions	(824)	—

Net Increase in Net Assets Derived from Capital Share Transactions(1)	25,312	14,313
Redemption Fees(2)	1	—

Total Increase in Net Assets	25,985	14,299

NET ASSETS:
Beginning of Period	14,299	—

End of Period	$40,284	$14,299

Distributions in Excess of Net Investment Income	$(454)	$—

(1)	See Note 7 in the Notes to Financial Statements.
(2)	See Note 2 in the Notes to Financial Statements.
*	Commencement of operations.

The accompanying notes are an integral part of the financial statements.
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F I N A N C I A L    H I G H L I G H T S

For the six months ended March 31, 2012 (Unaudited) and the period ended September 30,

For a Share Outstanding Throughout the Periods

	Net Asset Value, Beginning of Period ($)	Net Investment Loss ($)	Net Realized and Unrealized Gain on Investments ($)	Total from Operations ($)	Dividends From Net Investment Income ($)	Distributions From Capital Gains ($)	Total Dividends and Distributions ($)	Redemption Fees ($)
CAUSEWAY GLOBAL ABSOLUTE RETURN FUND†
Institutional Class
2012(2)	10.31	(0.10)	1.06	0.96	(0.10)	(0.31)	(0.41)	—
2011(1)	10.00	(0.12)	0.43	0.31	—	—	—	—
Investor Class
2012(2)	10.29	(0.11)	1.06	0.95	(0.09)	(0.31)	(0.40)	—
2011(1)	10.00	(0.15)	0.44	0.29	—	—	—	—

(1)	Commenced operations on January 24, 2011. All ratios for the period are annualized. Total returns and portfolio turnover rate are for the period indicated and have not been annualized.
(2)	All ratios for periods less than one year are annualized. Total returns and portfolio turnover rate are for the period indicated and have not been annualized.
†	Per share amounts calculated using average shares method.

Amounts designated as “—” are $0 or are rounded to $0.

The accompanying notes are an integral part of the financial statements.
14	Causeway Global Absolute Return Fund

Net Asset Value, End of Period ($)	Total Return (%)	Net Assets End of Period ($000)	Ratio of Expenses to Average Net Assets (%)	Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimburse- ments) (%)	Ratio of Net Investment Loss to Average Net Assets (%)	Portfolio Turnover Rate (%)

10.86	9.34	19,208	1.85	2.29	(1.79)	—
10.31	3.10	11,444	1.85	3.51	(1.77)	—

10.84	9.29	21,076	2.10	2.46	(2.04)	—
10.29	2.90	2,855	2.10	3.33	(2.06)	—

The accompanying notes are an integral part of the financial statements.
Causeway Global Absolute Return Fund	15

N O T E S    T O    F I N A N C I A L    S T A T E M E N T S    (Unaudited)

1.	Organization

Causeway Global Absolute Return Fund (the “Fund”) is a series of Causeway Capital Management Trust (the “Trust”). The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and is a Delaware statutory trust that was established on August 10, 2001. The Fund commenced operations on January 24, 2011. The Fund is authorized to offer two classes of shares, the Institutional Class and the Investor Class. The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of the Fund. The Fund is diversified. The Fund’s prospectus provides a description of the Fund’s investment objectives, policies and strategies. The Trust has four additional series, the financial statements of which are presented separately.

2.	Significant Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund.

Use of Estimates in the Preparation of Financial Statements –The preparation of financial statements in conformity with generally accepted accounting principles (“GAAP”) in the United States of America requires management to make estimates and assumptions that affect the reported amount of net assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security and Derivative Contract Valuations – Over-the-counter financial derivative instruments, such as swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs, or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations.

Except as described below, securities listed on a securities exchange (except the NASDAQ Stock Market (“NASDAQ”)), or Over-the-Counter (“OTC”) for which market quotations are available are valued at the last reported sale price as of the close of trading on each business day, or, if there is no such reported sale, at the last reported bid price for long positions. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Securities listed on multiple exchanges or OTC markets are valued on the exchange or OTC market considered by the Fund to be the primary market. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. If a security price cannot be obtained from an independent pricing agent, the Fund seeks to obtain a bid price from at least one independent broker. Investments in the Dreyfus Cash Management money market fund are valued daily at the net asset value per share.

Securities and derivative contracts for which market prices are not “readily available” are valued in accordance with fair value pricing procedures approved by the Fund’s Board of Trustees (the “Board”). The Fund’s fair value pricing procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value pricing procedures include: the security’s trading has been halted or suspended; the security has been delisted from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security’s primary pricing source is not able or willing to provide a price; or the security is a swap agreement that is not publicly traded. When the Committee values

16	Causeway Global Absolute Return Fund

N O T E S    T O    F I N A N C I A L    S T A T E M E N T S    (Unaudited)

(continued)

a security in accordance with the fair value pricing procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The guidance establishes three levels of fair value hierarchy as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•	Level 2 — Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

The table below sets forth information about the level within the fair value hierarchy at which the Fund’s investments are measured at March 31, 2012:

Investments in Securities	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Short-Term Investment	$40,461	$—	$—	$40,461

Total Investments in Securities	$40,461	$—	$—	$40,461

Other Financial Instruments – Assets	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Total Return Swaps	$—	$89	$—	$89

Total Other Financials Instruments – Assets	$—	$89	$—	$89

Other Financial Instruments – Liabilities	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Total Return Swaps	$—	$98	$—	$98

Total Other Financials Instruments –Liabilities	$—	$98	$—	$98

Please refer to the Schedule of Investments for additional information regarding the composition of the amounts listed above.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the reporting period. For the Fund there were no transfers between Level 1 and Level 2 during the reporting period, based on the input level assigned under the hierarchy at the beginning and end of the reporting period.

For the six months ended March 31, 2012, there were no significant changes to the Fund’s fair value methodologies.

Causeway Global Absolute Return Fund	17

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(continued)

Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50- percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the six months ended March 31, 2012, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period the Fund did not incur any significant interest or penalties.

Security Transactions and Related Income – Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, if any, and interest income is recognized using the accrual basis of accounting. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold.

Swap Agreements – Under a swap agreement, the Fund pays the other party to the agreement (a “swap coun-terparty”) fees plus an amount equal to any negative total returns from stipulated underlying investments identified by the Fund’s portfolio managers. In exchange, the counterparty pays the Fund an amount equal to any positive total returns from the stipulated underlying investments. The returns to be “swapped” between the Fund and the swap counterparty will be calculated with reference to a “notional” amount, i.e., the dollar amount hypothetically invested, long or short, in a particular security or group of securities. The Fund’s returns will generally depend on the net amount to be paid or received under the swap agreement, which will depend on the market movements of the stipulated underlying securities. The Fund’s net asset value will reflect any amounts owed to the Fund by the swap counterparty (when the Fund’s position under a swap agreement is, on a net basis, “in the money”) or amounts owed by the Fund to the coun-terparty (when the Fund’s position under a swap agreement is, on a net basis, “out of the money”).

Swap Agreements and Leverage – Normally, the Fund’s assets (other than the swap agreements) are directly invested primarily in money market instruments that are used to support and cover the Fund’s obligations under its swap agreements. However, the use of a swap agreement allows the Fund to obtain investment exposures greater than it could otherwise obtain with direct investments, allowing it to effectively increase, or leverage, its total long and short investment exposures.

Expense/Classes– Expenses that are directly related to one Fund of the Trust are charged directly to that Fund. Other operating expenses of the Trust are prorated to the Fund and the other series of the Trust on the basis of relative daily net assets. Class specific expenses are

18	Causeway Global Absolute Return Fund

N O T E S    T O    F I N A N C I A L    S T A T E M E N T S    (Unaudited)

(continued)

borne by that class of shares. Income, realized and unrealized gains/losses and non-class specific expenses are allocated to the respective classes on the basis of relative daily net assets.

Dividends and Distributions – Dividends from net investment income, if any, are declared and paid on an annual basis. Any net realized capital gains on sales of securities are distributed to shareholders at least annually.

Redemption Fee – The Fund imposes a redemption fee of 2% on the value of capital shares redeemed by shareholders less than 60 days after purchase. The redemption fee does not apply to shares purchased through reinvested distributions or shares redeemed through designated systematic withdrawal plans. The redemption fee does not normally apply to omnibus account arrangements through financial intermediaries where the purchase and sale orders of a number of persons are aggregated before being communicated to the Fund. However, the Fund seeks agreements with these intermediaries to impose the Fund’s redemption fee or a different redemption fee on their customers if feasible, or to impose other appropriate restrictions on excessive short-term trading. The officers of the Fund may waive the redemption fee for shareholders in asset allocation and similar investment programs reasonably believed not to be engaged in short-term market timing, including for holders of shares purchased by Causeway Capital Management LLC (the “Adviser”) for its clients to rebalance their portfolios. For the six months ended March 31, 2012, the Investor Class retained $710 in redemption fees.

3.	Investment Advisory, Administration, Shareholder Service and Distribution Agreements

The Trust, on behalf of the Fund, has entered into an Investment Advisory Agreement (the “Advisory Agreement”)

with the Adviser. Under the Advisory Agreement, the Adviser is entitled to a monthly fee equal to an annual rate of 1.50% of the Fund’s average daily net assets. The Adviser contractually agreed through January 31, 2013 to waive its fee and, to the extent necessary, reimburse the Fund to keep total annual fund operating expenses (excluding swap agreement financing charges and transaction costs, borrowing expenses, dividend expenses on securities sold short, brokerage fees and commissions, interest, taxes, shareholder service fees, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) from exceeding 1.85% of Institutional Class and Investor Class average daily net assets. For the six months ended March 31, 2012, the Adviser waived $53,634.

The Trust and SEI Investments Global Funds Services (the “Administrator”) have entered into an Administration Agreement. Under the terms of the Administration Agreement, the Administrator is entitled to an annual fee which is calculated daily and paid monthly based on the aggregate average daily net assets of the Trust as follows: 0.06% up to $1 billion; 0.05% of the assets exceeding $1 billion up to $2 billion; 0.04% of the assets exceeding $2 billion up to $3 billion; 0.03% of the assets exceeding $3 billion up to $4 billion; and 0.02% of the assets exceeding $4 billion. The Fund is subject to a minimum annual fee of $40,000. If the Fund has three or more share classes, it shall be subject to an additional minimum fee of $20,000 per additional share class (over two).

The Trust has adopted a Shareholder Service Plan and Agreement for Investor Class shares that allows the Trust to pay broker-dealers and other financial intermediaries a fee of up to 0.25% per annum of average daily net assets for services provided to Investor Class shareholders. For the six months ended

Causeway Global Absolute Return Fund	19

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(continued)

March 31, 2012, the Investor Class paid 0.25% (annualized) of average daily net assets under this plan.

The Trust and SEI Investments Distribution Co. (the “Distributor”) have entered into a Distribution Agreement. The Distributor receives no fees for its distribution services under this agreement.

The officers of the Trust are also officers or employees of the Administrator or Adviser. They receive no fees for serving as officers of the Trust.

As of March 31, 2012, approximately $5.636 million of net assets were held by affiliated investors.

4.	Investment Transactions

During the six months ended March 31, 2012, there were no security purchases or sales, other than short-term investments.

5.	Derivatives and Risks of Investing

A swap agreement is a form of derivative that includes leverage, allowing the Fund to obtain the right to a return on a stipulated capital base that exceeds the amount the Fund has invested. The use of swap agreements could cause the Fund to be more volatile, resulting in larger gains or losses in response to changes in the values of the securities underlying the swap agreements than if the Fund had made direct investments. Use of leverage involves special risks and is speculative. If the Adviser is incorrect in evaluating long and short exposures, leverage will magnify any losses, and such losses may be significant. By using swap agreements, the Fund is exposed to liquidity risks since it may not be able to close out a swap agreement immediately, particularly during times of market turmoil. It may also be difficult to value a swap agreement if the Fund has difficulty in closing the position.

The use of derivative contracts exposes an investor to various market risks. The Fund’s investment in total return swap agreements exposed the Fund to equity risk for the six months ended March 31, 2012. Equity risk is the risk that the value of a particular stock or stock market to which the Fund has long exposure is falling, or to which the Fund has short exposure is rising. The fair value, if any, of the total return swap agreements as of March 31, 2012 is reported on the Statement of Assets and Liabilities. The related change in unrealized and realized gains or losses for the reporting period is reported on the Statement of Operations.

The Fund expects to enter into, change, and exit from notional securities positions from time to time, which will cause the Fund to recognize short term capital gains or losses, and to settle swap agreements at least monthly, which will cause the Fund to realize ordinary income and short-term capital gains, if any, throughout the year that, when distributed to shareholders, will be taxable to them as ordinary income rather than at lower long-term capital gains rates.

By using swap agreements, the Fund is exposed to additional risks concerning the counterparty. For example, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of the counterparty, or if the counterparty fails to honor its obligations. The Fund currently has entered into swap agreements with a single counterparty, focusing its exposure to the counterparty credit risk of that single counterparty. Further, the swap counterparty’s obligations to the Fund likely will not be collateralized. The Fund currently intends, however, to settle swap agreements at least monthly, and may do so more frequently, so that net gains under swap agreements with a single counterparty do not exceed 5% of the Fund’s total assets at any given time.

20	Causeway Global Absolute Return Fund

N O T E S    T O    F I N A N C I A L    S T A T E M E N T S    (Unaudited)

(continued)

There is the risk that the counterparty refuses to continue to enter into swap agreements with the Fund in the future, or requires increased fees, which could impair the Fund’s ability to achieve its investment objective. A swap counterparty may also increase its collateral requirements, which may limit the Fund’s ability to use leverage and reduce investment returns. In addition, if the Fund cannot locate a counterparty willing to enter into transactions with the Fund, it will not be able to implement its investment strategy. As of March 31, 2012, the Fund’s swap agreements were with one counterparty.

6.	Federal Tax Information

The Fund is classified as a separate taxable entity for Federal income tax purposes. The Fund intends to continue to qualify as a separate “regulated investment company” under Subchapter M of the Internal Revenue Code and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required. To the extent that dividends from net investment income and distributions from net realized capital gains exceed amounts reported in the financial statements, such amounts are reported separately.

The Fund may be subject to taxes imposed by countries in which it invests in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Fund accrues such taxes when the related income is earned. Dividend and interest income is recorded net of non-U.S. taxes paid.

The amounts of distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations,

which may differ from those amounts determined under generally accepted accounting principles in the United States of America. These book/tax differences are either temporary or permanent in nature. The character of distributions made during the year from net investment income or net realized gains, and the timing of distributions made during the year may differ from the year that the income or realized gains (losses) were recorded by the Fund. To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the differences arise.

For the period ended September 30, 2011, the Fund did not pay any dividends or distributions.

As of September 30, 2011, the components of accumulated losses on a tax basis were as follows (000):

Undistributed Ordinary Income	$3
Unrealized Depreciation	(17)

Total Accumulated Losses	$(14)

Post October Capital and Currency Losses represent losses realized on securities and currency transactions from November 1, 2010 through September 30, 2011 that, in accordance with Federal income tax regulations, the Fund may elect to defer and treat as having arisen in the following fiscal year.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Causeway Global Absolute Return Fund	21

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(continued)

At March 31, 2012, the total cost of securities for Federal income tax purposes and the aggregate gross unrealized appreciation and depreciation on investment securities for the Fund were as follows (000):

Federal Tax Cost	Appreciated Securities	Depreciated Securities	Net Unrealized Appreciation
$40,461	$—	$—	$—

7.	Capital Shares Issued and Redeemed (000)

	Six Months Ended March 31, 2012 (Unaudited)		Period Ended September 30, 2011 (Audited)
	Shares	Value	Shares	Value
Institutional Class:
Shares Sold	629	$6,826	1,111	$11,406
Shares Issued in Reinvestment of Dividends and Distributions	47	502	—	—
Shares Redeemed	(17)	(185)	(1)	(11)

Increase in Shares Outstanding Derived from Institutional Class Transactions	659	7,143	1,110	11,395

Investor Class:
Shares Sold	2,127	23,109	296	3,109
Shares Issued in Reinvestment of Dividends and Distributions	29	311	—	—
Shares Redeemed	(489)	(5,251)	(19)	(191)

Increase in Shares Outstanding Derived from Investor Class Transactions	1,667	18,169	277	2,918

Increase in Shares Outstanding from Capital Share Transactions	2,326	$25,312	1,387	$14,313

8.	Significant Shareholder Concentration

As of March 31, 2012, one shareholder of the Fund owned 29% of net assets of the Institutional Class.

9.	New Accounting Pronouncement

In May 2011, the Financial Accounting Standards Board issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

10.	Subsequent Events

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements.

22	Causeway Global Absolute Return Fund

D I S C L O S U R E    O F     F U N D    E X P E N S E S    (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. It is important for you to understand the impact of these costs on your investment returns.

Ongoing operating expenses are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates the Fund’s costs in two ways:

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that the Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare the Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess the Fund’s comparative cost by comparing the hypothetical result for the Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT the Fund’s actual return — the account values shown may not apply to your specific investment.

Causeway Global Absolute Return Fund	23

D I S C L O S U R E    O F    F U N D    E X P E N S E S    (Unaudited)

(concluded)

	Beginning Account Value 10/1/11	Ending Account Value 3/31/12	Annualized Expense Ratios	Expenses Paid During Period*
Causeway Global Absolute Return Fund
Actual Fund Return
Institutional Class	$1,000.00	$1,093.40	1.85%	$3.54
Hypothetical 5% Return
Institutional Class	$1,000.00	$1,015.76	1.85%	$9.31

Causeway Global Absolute Return Fund
Actual Fund Return
Investor Class	$1,000.00	$1,092.90	2.10%	$4.02
Hypothetical 5% Return
Investor Class	$1,000.00	$1,014.50	2.10%	$10.56

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

24	Causeway Global Absolute Return Fund

INVESTMENT ADVISER

Causeway Capital Management LLC

11111 Santa Monica Blvd.

15th Floor Los Angeles, CA 90025

DISTRIBUTOR

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, Pennsylvania 19456

TO OBTAIN MORE INFORMATION

Call 1-866-947-7000 or visit us online at

www.causewayfunds.com

This material must be preceded or accompanied by a current prospectus.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling

1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-947-7000; and (ii) on the Commission’s website at http://www.sec.gov.

CCM-SA-008-0200

Item 2.	Code of Ethics.

Not applicable for semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

See Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the registrant’s procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Not applicable for semi-annual report.

(a)(2) Separate certifications for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Causeway Capital Management Trust

By (Signature and Title)*	/s/ Turner Swan
Turner Swan, President

Date: June 1, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Turner Swan
Turner Swan, President

Date: June 1, 2012

By (Signature and Title)*	/s/ Michael Lawson
Michael Lawson, Treasurer

Date: June 1, 2012